Award Timing Disclosure	12 Months Ended
Jun. 30, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	During 2025, none of our NEOs received any grants of any stock options, stock appreciation rights or similar equity awards that include an exercise price (collectively, “Option Awards”). We have not granted any Option Awards to any employees, including NEOs, since fiscal year 2020. The Remuneration and Nomination Committee does not currently have plans to grant Option Awards to any employees, including NEOs, in the future as part of the Company’s equity compensation programs. For these reasons, we do not currently have policies or practices on the timing of Option Awards, as described in Item 402(x) of Regulation S-K. In the event the Remuneration and Nomination Committee decides in the future to include Option Awards as part of our compensation programs, such policies and practices would be adopted at that time and disclosed in accordance with Item 402(x) of Regulation S-K.